As filed with Securities and Exchange Commission on October 30, 2009

Registration No. 2-66073

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1a

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               ☒
POST-EFFECTIVE AMENDMENT NO. 35                    ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               ☒

AMENDMENT NO. 35               ☒

NRM INVESTMENT COMPANY
(Exact Name of Registrant as Specified in Charter)

280 Abrahams Lane
Villanova, PA 19085

(Address of Principal Executive Offices)

John H. McCoy, President, NRM Investment Company
280 Abrahams Lane
Villanova, PA 19085

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a) of Rule 485

DECLARATION PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a) (1) of Rule 24f-2. The Rule 24f-2 Notice for the Registrant’s fiscal year ending August 31, 2009 was filed on October 30, 2009 and the notice for the current fiscal year ending August 31, 2010 will be filed no later than October 30, 2010.

NRM INVESTMENT COMPANY

280 Abrahams Lane
Villanova, PA 19085

          NRM Investment Company (the “Company”) is a no-load, open-end, diversified investment company. Its primary objective is to maximize and distribute income and gains on a current basis. Its secondary objective is preservation of capital.

          The Company’s strategy in reaching its objectives is to invest in a wide variety of securities in furtherance of realizing distributable income and without being limited in investment choice except as provided in the Investment Company Act, the Internal Revenue Code or other controlling legislation, rule or decision. In making investment choices the Board and adviser will also attempt to achieve the secondary objective of preserving capital.

          The Company traditionally has invested more than one-half of its portfolio, in municipal bonds issued or guaranteed by state and local governments. For the immediate future it will continue with that strategy to realize and distribute income free from federal income tax. It will invest the balance of the fund in cash equivalents producing interest, preferred stock producing dividends qualifying for a fifteen percent maximum tax under current federal income tax provisions, and other income-producing investments that the advisor considers advantageous and consistent with the Company’s objective and strategies without respect to market capitalization or quality ranking. The board and investment adviser, at any time and without additional shareholder approval may invest in securities other than municipals for amounts in excess of one half of the portfolio and other than preferred stock to achieve the primary goal of maximizing income, with the consequence that all income distributions will be taxable, including the income the Company obtains from municipal bonds.

          This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

          The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

          No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.
December 30, 2009

SUMMARY OF OBJECTIVES, STRATEGIES AND RISKS	1
(1) Primary Objectives	1
(2) Secondary Objectives	2
(3) Investment Strategies	2

DESCRIPTION OF SECURITIES	4

Current Investments	4

(1) Municipal Bonds - Currently Available Securities	4
(2) Municipal Bonds - When Issued Securities	5
(3) Other Tax Free Investments Excluded	5
(4) Preferred Shares	5

Alternative Investments	5

(5) Common Shares	5
(6) Derivatives	6
(7) Other Investments	6

RISKS OF INVESTING IN THE FUND	7

PERFORMANCE	10

Table	10
Annual Total Return - 10 Years	10
Bar Chart	11
Plot Points for NRM Investment Company Graph	12
Line Chart	13
After Tax Total Return Fiscal Year	13
NRM Investment Company - Total Return Calculations	15

FEES AND EXPENSES OF THE COMPANY	15

Annual Fund Operating Expenses	15
Portfolio Turnover	16

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	17

MANAGEMENT OF THE COMPANY	18

Directors	18

Investment Advisor	18

Portfolio Managers	20

PENDING LEGAL PROCEEDINGS	21

CAPITAL STOCK	21

SHAREHOLDER INFORMATION	21

Pricing of Shares	21
Purchase of Shares	22
Redemption of Fund Shares	22
In General	22
Frequent Purchases and Redemptions	23
Dividends	24
Taxes	24

FINANCIAL HIGHLIGHTS	27

APPLICATION FORM: NRM INVESTMENT COMPANY	29

Terms and Conditions	30

[PROSPECTUS OUTSIDE BACK COVER]	31

(ii)

SUMMARY OF OBJECTIVES, STRATEGIES AND RISKS

(1) Primary Objectives

          The Company’s primary objective is to maximize and distribute income available for use by its shareholders. To achieve this objective, it will for the foreseeable future invest in a portfolio producing income which is free from federal income tax, or taxed at relatively low rates under current Internal Revenue Code provisions. Immediately it will invest at least half of its assets in state and municipal bonds, the income from which is exempt from federal income tax to the Company, in small amounts of cash or equivalents for temporary holding, and the rest in preferred and common stock the dividends from which qualify for a maximum 15% tax rate under current federal tax provisions, and real estate investment trusts. At the close of the Company’s fiscal year 58% of the Company’s assets remained invested in state and municipal bonds, 34% in preferred stock, 5% in common stock, 2% in a real estate investment trust, and the balance in cash. At the end of September 2009, 57% of the Company’s assets remained invested in state and municipal bonds, 35% in preferred stock, 5% in common stock, 2% in a real estate investment trust, and the balance in cash.

          However, the Company in conjunction with its adviser has concluded that to achieve its principal objective of achieving the greatest total, after tax return from investments, it may without additional shareholder approval purchase any kind of security that will achieve this objective. It may therefore invest in securities, including, without limitation, stocks of corporations of small, mid and large capitalizations across all sectors and from non-rated or below investment quality grade to highly rated; parallel investments in non-corporate entities; bonds issued by foreign, federal, state or local governments; derivatives including futures, indexes, options, warrants, and swap contacts; securities of other investment companies, real estate investment trusts, commodities of any kind; and convertible bonds and preferred stock.

(2) Secondary Objectives

          The Fund’s secondary objective is to preserve capital. Thus, in selecting the investments to maximize income, the directors and adviser plan to invest the majority of the portfolio in instruments of at least investment grade quality according to recognized rating services. However this objective is not emphasized over income production and, should the opportunity be present, the Company will invest in a wide variety of more speculative securities to achieve its primary objective including (without limitation), commodities, derivatives based upon recognized financial indexes deemed suitable to the Company and its adviser and other financial instruments deemed appropriate from time to time.

(3) Investment Strategies

          To accomplish the foregoing objectives, the Company has employed an investment advisory firm that acts through an Investment Selection Committee (“Committee”) to be aware of and analyze worldwide market conditions that affect the Company’s income production objective. The Committee members consider economic, political and social events in the United States and abroad including such factors as current interest rate yields, stock market valuation levels, and diversification. They will also consider valuations and events peculiar to target companies issuing those securities, the risks entailed, and their growth potential to achieve a total return. The Committee’s fixed income portfolio manager attends the Company’s regular meetings and advises its directors.

          To achieve the Company’s secondary objective of preserving capital, the Committee will be aware of and analyze the state and municipal bond market and will initially recommend bonds with stated maturities from purchase in the intermediate range of five to twelve years, with competitive rates, with little risk of principal and rated “A” or better by Standard & Poor or Moody’s rating service. For example, at the close of the Company’s fiscal 2009 year the average bond maturity was 9.6 years. Future payment of timely interest and principal payments is highly dependent upon the issuer’s ability to generate sufficient cash especially in economic scenarios adverse to the issuer’s particular circumstances.

          The Investment Selection Committee of the Company’s adviser (“Committee”) will invest only in preferred stocks considered investment grade by either of the two major rating agencies, Moody’s and Standard & Poor’s. A key part of the investment analysis will focus on those long-term fundamental factors that measure the level and predictability of each issuer’s ability to generate cash in the future.

          If investing in common shares the Committee will generally focus on company or trust earnings as the driver of stock price. The Committee will emphasize consistency and predictability of earnings growth (and related dividend growth), share growth from general or sector economic conditions, and the selected company’s position in the industry. The Committee normally considers common shares if they meet the following criteria: they are rated “A” or better by a major rating company; they have a history of consistent earnings and dividend growth; the issuer is an industry leader with a capitalization of $5 billion or more and is listed on a major United States exchange. The Committee will consider purchasing common shares in another equity-owning mutual fund if the fund is rated four stars or better by Morningstar.

          The Committee may invest in Real Estate Investment Trusts based upon an individual evaluation by the Committee members and the board of directors acting as an investment committee of the whole. Any such investment would in part be prompted by ratings of major rating agencies.

          However investors must be aware that only the Committee’s initial recommendations will follow the Company’s past practices of investing more than half of its portfolio in municipals with minimum risk. Its long-term objectives and strategy are to focus on income. Accordingly the Company, following the Committee’s advice or the Committee acting with blanket authority from the Company’s board of directors may at any time on its own initiative change from the initial or like investments to more speculative ones to achieve the primary object of income realization. Moreover, although normally it will invest in securities with the ratings as described above, if the ratings become lower after purchase, the Committee will make independent decisions whether to continue holding the investment or selling it.

          For both taxable and non-taxable investments, the adviser takes into account information contained in publications and advice from outside sources such as brokerage firms to make its recommendations.

DESCRIPTION OF SECURITIES

Current Investments

(1) Municipal Bonds - Currently Available Securities

          The Company currently invests in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities, the interest from which, in the opinion of counsel to the issuer, is exempt from federal income tax. Generally, municipals with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates than are municipals with shorter maturities and lower yields.

          The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Qualified private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the municipal issuer of such bonds; instead they are dependent for the payment of principal and interest on the credit standing of the private corporate user of the facility. The portfolio may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

(2) Municipal Bonds - When Issued Securities

          The Company may purchase Municipal Bonds on a “when-issued” or delayed delivery basis for delivery at a future specified date at a stated price and yield. The Company would generally not pay for such securities or start earning interest on them until they are received. The Company records when-issued securities as an asset on the date of the purchase commitment. Thereafter the securities are subject to changes in value based upon changes in the general level of interest rates. To the extent that the Company remains substantially fully invested at the same time that it has purchased “when-issued” or delayed delivery securities, as it would generally do, there will be greater fluctuations in its net assets than if the Company set aside cash to satisfy its purchase commitment.

          If the Company sells a “when-issued” or delayed delivery security before delivery, any gain or loss would not be tax-exempt. When the Company engages in “when-issued” or delayed delivery transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Company incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

(3) Other Tax Free Investments Excluded

          Because of tax and financial risks inherent in advance refunding bonds, 501(c)(3) bonds, blind pools and so-called gray box and black box issues, the Company does not plan to invest in these instruments.

(4) Preferred Shares

          Preferred stock is an equity security since it represents ownership in a corporation but has features of both equity and debt securities. Like a bond, preferred stock is usually issued as a fixed income security with a fixed dividend. Its price tends to fluctuate with changes in interest rates rather than the issuing company’s business prospects unless, of course, dramatic changes occur in the company’s credit quality. Preferred stock has two advantages over common shares. First, when a company declares dividends, owners of preferred stock receive their dividends before common stockholders. Second, if a corporation goes bankrupt, preferred stockholders have a priority claim over common stockholders on the assets remaining after creditors have been paid.

Alternative Investments

          Should the Company’s directors or its adviser determine that it should change its investment program to achieve its primary objective of income realization, it may invest in any of the following:

(5) Common Shares

          Shares of corporate stock represent ownership of a corporation, which participates in profits by way of dividends after payment of preferred stock obligations, if any. The dividends are generally taxable by the federal government and state governments that impose an income tax. In the event of dissolution, it is the last to share in property of the dissolved corporation. Such shares are issued by corporations of small, mid and large capitalizations, foreign or domestic, across all sectors of industry and from non-rated or below investment quality grade to highly rated. Entities other than corporations but which are represented by shares or share-like substitutes such as a limited liability company or publicly traded trusts are also included in this investment description. Mutual funds designed to hold issues of other corporations are themselves issuers of common shares. To the extent the Company invests in mutual funds there will be a duplication of management fees, which will also tend to lower income from investments and annual returns.

          The Company emphasizes that risk-avoidance and capital preservation are secondary objectives. Accordingly if the Company believes greater income can be realized by decreasing the fraction of its common shares it may own at any time, meeting the above criteria, it may sell and reinvest in common shares of lesser quality. There can be no assurance that the purchases or sales individually or as a group, will produce either income or gain.

(6) Derivatives

          These are investments that depend for their value on other investments. Without attempting to be all-inclusive, they include such items as futures, indexes, options, warrants, and swap contacts. They may be used to realize income, carrying out the Company’s primary objective, or as a hedging tool to preserve capital and thereby carry out its secondary objective. Currently the Company has no derivatives in its portfolio.

(7) Other Investments

          The Company will consider the purchase of commodities, real estate investment trust certificates, and convertible bonds.

          As a temporary investment or to maintain liquidity, the Company may hold a portion of its assets in cash or invest in any one or a combination of the following: investment grade debt securities; money market instruments, maturing in 12 months or less, such as domestic bank certificates of deposit (of domestic banks which are insured by the Federal Deposit Insurance Corporation and have total assets at the time of purchase of $1.5 billion); obligations of, or guaranteed by, the United States Government and its agencies and instrumentalities; tax-exempt commercial paper and municipal funds (subject to investment restrictions); and repurchase agreements entered into with domestic banks where the underlying securities are any of the foregoing. These investments normally produce lower returns than the municipal bonds, common and preferred shares, and other investments explained under the preceding heading and accordingly will lower the income from investment operations and average annual returns for measuring periods. To the extent the Company invests in money market instruments or municipal funds there will be a duplication of management fees, which will also tend to lower income from investments and annual returns.

          To achieve its primary objective of income, the Company may also invest a portion of its assets in instruments described in the preceding paragraph but which do not have the quality-related restrictions stated therein.

          A description of the Company’s policies and procedures with respect to the disclosure of the Company’s portfolio securities is available in the Company’s Statement of Additional Information.

RISKS OF INVESTING IN THE FUND

          Generally the risks associated with the Company’s investments in tax-free obligations involve the financial conditions of the state or municipal issuers. Changes in economic conditions or the policies of the issuers could have a significant effect upon the value of the securities that the Company owns. Further, market rates of interest have a direct bearing upon the value of the Company’s securities regardless of the status of the issuers. The Company depends upon counsel for municipal issuers to opine upon the tax-free status of the investments. A risk inherent in investing in municipal issues is that the Internal Revenue Service may assert that the issue is not tax free, or if initially tax-free may have since lost qualified status.

          Other risks of investing in the Company’s portfolio in any municipal issue include the economic condition of the municipalities that issue the bonds the Company buys. The issuer may fail to make principal payments or payments on time or its issue may lose its tax status. Interest rates change constantly and most often affect the value of the bonds. Normally if rates increase, the value of the portfolio decreases.

          The risks of investing in preferred shares include all of the risks discussed below regarding common shares. In addition, the market value of preferred stocks, like bonds, may increase or decrease in value based upon the underlying changes in the interest rate environment and are subject to credit quality risk. A reduction in the stock’s credit quality rating by a major rating agency would likely result in some price deterioration.

          The risks of investing in common shares reflect domestic or worldwide economic, political or social events, adverse general market conditions that change frequently and cannot be predicted with accuracy, adverse industry or sector conditions, and adverse factors relating to the particular stock issuer in question such as loss of financial strength, loss of competitive advantages in the marketplace, and accompanying downgrades by rating agencies. The risk is generally, but certainly not always, greater when investing in small or mid-sized corporations, which are more vulnerable to adverse conditions and the risk is still greater when the portfolio holding the shares is non-diversified. If the shares are in foreign corporations, the risk is still greater because of responses to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability.

          The risks of investing in other securities are:

          (1) There are special risks in investing in derivatives. Because of the numerous factors going into the price it is difficult for the most experienced trader to predict price movements, which are often volatile. A significant additional risk with purchasing and maintaining a derivative is the frequent use of leverage whereby losses can be magnified.

          (2) Commodities are ordinarily speculative investments involving the purchase or sale of a staple for future delivery. The risks are similar to those of a derivative in that many contracts are leveraged and numerous and difficult to predict factors account for the contract price at any given time.

          (3) Real estate trusts are likewise leveraged and own interests in assets, which are relatively illiquid. In adverse economic conditions vacancy rates frequently increase lowering the income of the trust and the value of its underlying assets; if trust interests are redeemed under such conditions, the trust may have to sell its properties in a depressed market to acquire cash to meet its redemption obligations. Other factors that may affect the value of real estate trusts include interest rate changes, competition for tenants, real estate taxes, environmental laws and zoning laws.

          (4) Convertible bonds fluctuate in value and generally reflect changes in interest rates and frequently respond to other market movements. Some such bonds are rated as high yield and are accordingly speculative and more sensitive to credit and interest rate changes. In times of economic uncertainty the value of such bonds may deteriorate rapidly. Moreover, the market for such bonds is less liquid than for higher rated securities making it difficult to achieve fair market value even in ordinary trading cycles.

          In general, the investments the Company makes other than in tax-free bonds will be subject to all of the market risks generally associated with conditions within the issuer, within the issuer’s industry or sector, or within the economy as a whole. Although the Company will purchase only such investments, as the adviser believes to be undervalued, there is no certainty that this objective will be met. See the discussion in the preceding section describing securities.

          An additional risk peculiar to this Company is remaining liability it may have for activities it conducted before it became an investment company. In the past, the Company settled a matter then pending in the District Court for the Eastern of Pennsylvania, involving environmental issues. They arose and were related to the Company’s activities when it was an operating steel processing plant. There were like proceedings in the more distant past, settled or successfully resisted.

          The United States Environmental Protection Agency has made inquiry about still another matter in the form of a special notice letter asking the Company to participate in a cleanup; the Company believes that its responsibility as argued by EPA is doubtful and declined to participate. However, until more is known, for the indefinite future the matter should be regarded as material and significant. Although the Company will defend vigorously any action that might be brought, the EPA (or a parallel state agency) may reassert that the Company is liable and prevail in formal action for reimbursement, supported by existing evidence or evidence that may be discovered in the future.

          Based upon the foregoing or based upon other factors affecting the market generally or the Fund in particular, there is a risk of losing money by investing in the Fund.

PERFORMANCE

Table

          The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return – 10 Years

NRM Investment Company Bar Chart

Period 12/31/99 through 12/31/08*
12/31/1999	-0.85%
12/31/2000	4.86%
12/31/2001	5.47%
12/31/2002	4.53%
12/31/2003	5.86%
12/31/2004	5.29%
12/31/2005	1.34%
12/31/2006	5.48%
12/31/2007	-11.37%
12/31/2008	-14.35%

NRM Investment Company
Total Return Calculation
Annualized Return
As of 12/31/08

	NRM	Index*

1 Year	-14.35%	-17.60%

5 Year	-3.10%	-1.46%

10 Year	0.36%	1.99%

As of 9/30/09**	13.07%	5.89%

*	60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible. Prior to 2008: 100% Barclays 5 Yr Muni.

**	Annualized

During the 10 year period shown in the bar chart, the highest annual return was 5.86% (year ended 12/31/03) and the lowest annual return was -14.35% (year ended 12/31/08).

During the 10 year period shown in the bar chart, the highest quarterly return was 16.22% (quarter ended 6/30/09) and the lowest quarterly return was -14.87% (quarter ended 9/30/08).

Plot Points for NRM Investment Company Graph
 (August 31, 1999 through August 31, 2009)

Period	NRM	INDEX*

1999	10,000.00	10,000.00
2000	10,117.00	10,539.00
2001	10,794.84	11,501.21
2002	11,161.86	12,076.27
2003	11,603.87	12,507.39
2004	12,252.53	13,125.26
2005	12,713.22	13,356.79
2006	13,272.61	13,659.99
2007	12,504.12	14,132.62
2008	12,457.86	15,102.40
2009	11,311.73	13,570.96

NRM Investment Company
Total Return Calculation
Through August 31, 2009

	Annualized Return NRM	Ending Redeemable Value $1000 Invested

1 year	-9.20%	$908.00
5 year	-1.59%	$923.22
10 year	-1.24%	$1,131.17

* Past performance is not predictive of future performance

 *60% Barclays 5Yr. Muni / 40% ML PFD Stock DRD Eligible. Prior to 2008: 100% Barclays 5 Yr Muni

After Tax Total Return Fiscal Year

For the one, five and ten year periods ended on August 31, 2009, the following material shows the Fund’s average total return after taxes on distributions and redemptions:

	NRM INVESTMENT COMPANY -
	TOTAL RETURN CALCULATIONS

	TOTAL RETURN PER FINANCIALS	TAX-EXEMPT DIVIDENDS PER SH	TAXABLE ORDIN. DIVIDENDS	TAXABLE QUALIFIED DIV	TAXABLE CAP. GAINS DIVIDENDS

8/31/2000	1.17%	0.1740	0.0024		0.0000
8/31/2001	6.70%	0.2100	0.0000		0.0000
8/31/2002	4.40%	0.1640	0.0000		0.0000
8/31/2003	3.96%	0.1600	0.0000		0.0000
8/31/2004	5.59%	0.1030	0.0060		0.0090
8/31/2005	3.76%	0.0610	0.0070		0.1300
8/31/2006	4.40%	0.0864	0.0049	0.0188	0.0207
8/31/2007	-5.79%	0.0640	0.0000	0.0790	0.0250
8/31/2008	-0.37%	0.0240	0.0000	0.0320	0.0000
8/31/2009	-9.20%	0.0450	0.000401766	0.049598234	0
	field changed subsequent to inclusion in NIA. Immaterial effect on Returns

	AFTER TAX DIV. AVAILABLE. FOR REINVEST	NET ASSET VALUE PER FINANCIAL STATEMENTS	TOTAL RETURN FOR FINANCIAL STATEMENTS	AFTER TAX TOTAL RETURN

8/31/2000	0.1755	3.794	1.17%	1.16%
8/31/2001	0.2100	3.837	6.70%	6.70%
8/31/2002	0.1640	3.842	4.40%	4.40%
8/31/2003	0.1600	3.834	3.96%	3.96%
8/31/2004	0.1138	3.931	5.59%	5.54%
8/31/2005	0.1757	3.900	3.76%	3.66%
8/31/2006	0.1229	3.938	4.40%	4.14%
8/31/2007	0.1524	3.551	-5.79%	-6.16%
8/31/2008	0.0512	3.480	-0.37%	-0.57%
8/31/2009	0.0874	3.070	-9.20%	-9.43%

	NRM Investment Company - Total Return Calculations

Y/E	AFTER TAX AVERAGE TOTAL RETURN	AFTER TAX BASIS	SHARES HELD	GAIN (LOSS) ON REDEMPTION	AFTER TAXES GAIN(LOSS)	IF REDEEMED TOTAL RETURN

8/31/2000	1.42%	5.334	1.372	(1.121)	(0.952)	-22.874%	10 YEAR
8/31/2001
8/31/2002				-	-
8/31/2003
8/31/2004
8/31/2005	1.82%	4.521	1.158	(0.965)	(0.820)	-22.684%	5 YEAR
8/31/2006
8/31/2007
8/31/2008
8/31/2009	-9.43%	3.567	1.027	(0.415)	(0.353)	-19.575%	1 YEAR

          After Tax returns are calculated using the historical highest individual federal marginal income tax rates that do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401K plans or individual retirement accounts.

FEES AND EXPENSES OF THE COMPANY

          This table describes the expenses that you may pay if you buy and hold shares of the Fund. The Fund charges no shareholder fees, sales loads, exchange fee or redemption fees of any kind.

Annual Fund Operating Expenses

The following are expenses that are deducted from Fund Assets:

Management Fees	.29	%1
Other Expenses	1.11%
Total Annual Fund Operating Expenses	1.40%

1 This percentage generally corresponds to the Fund’s contract with its investment advisor at an annual rate of .30% of the Fund’s portfolio value, payable quarterly, the -.01% difference being accounted for by value changes from quarter to quarter within the year and differences between portfolio and net asset values. The Fund does not impose sales charges of any kind.

          Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

          The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years

$147	$457	$789	$1,727

          This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

          The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly. A more complete description of management fees is included in the prospectus under “MANAGEMENT OF THE COMPANY.”

Portfolio Turnover

          The Company will not be restricted in engaging in active and frequent trading of portfolio securities to achieve its principal investment strategies. In the most recent fiscal year ending August 31, 2009 its turnover rate was 17.27%. In the year ending August 31, 2008 the turnover rate was 9.27%. In the three years preceding August 31, 2008, the turnover rate did not exceed 88.85%. To the extent the Company engages in trades it is likely that it will recognize gain which will increase the taxable income flowing through to the shareholders or loss which will decrease the net asset value of the Company and its shares. Trading in bonds will incur expenses measured by the difference between bid and asked prices; trading in other securities will incur commission expenses reducing net asset value.

          In purchasing and selling municipal bonds, common and preferred shares, or other investments, the Company’s Board of Directors will not be restricted except as previously set forth in this Prospectus and in the Statement of Additional Information.

Management's Discussion of Fund Investment Performance

          The past year in fixed income markets began with turmoil and volatility beyond any recent experience. During the month of September 2008, the markets experienced the seizure of Fannie Mae and Freddie Mac followed by the failure of Lehman Brothers and Washington Mutual as well as the rescues of AIG and Merrill Lynch. The Federal Reserve reacted with an inter-meeting move to 1.50% on October 8, 2008. The easing culminated with a move to an unprecedented 0 to 0.25% Federal Fund's rate on December 16, 2008. These easing moves were combined with several strong qualitative easing moves designed to support the markets and restore what were effectively frozen credit markets. The Congress passed the Obama Administration’s stimulus bill adding more than $700 billion fiscal stimulus to counter the weak economy. Included in many other policy actions were the expansion of the Federal Reserve’s balance sheet by a Trillion dollars to purchase US Treasury and Mortgage-backed Securities and the creation of a facility to purchase $700 billion in troubled assets while also investing capital directly into banks. While all of these actions were put into place in a relatively quick time, it would obviously take more time to see the impacts. There was a subsequent scare in early-March 2009 that the cumulative moves were not sufficient. This set the stage for recovering asset values in the credit markets, particularly securities of financial institutions.

          During the past year, the benchmark ten-year Treasury has ranged from a high of 4.08% in October of 2008 to a low of 2.05% in December of 2008. As of August 31, 2009, the ten-year Treasury yield was 3.40%. The Treasury yield curve steepened during the year, reflecting extremely low short-term rates. The yield curve from one to ten years steepened from 165 basis points (bps) to 297 bps. The municipal yield curve similarly steepened from 204 bps to 276 bps. Credit concerns put even the highest quality municipal issues under pressure, resulting in rising long term yields even as the Federal Reserve lowered short-term rates. A notable impact on the municipal bond market was a sharp decline in the creditworthiness of the monoline bond insurers. In early 2008, the senior, unsecured debt of MBIA and AMBAC were rated Aa3/AA- and Aa3/AA, respectively. By August 2009 they were rated Ba3/BB- and Ca/CC, respectively. While these drops in credit quality were primarily related to losses stemming from sub-prime mortgage-backed issues and other structured securities, there were profound effects on the municipal bond market. New issues were now sold without depending on credit enhancement from the insurers. In the secondary market, there has been effectively no liquidity for issuers who had not procured an underlying rating whose issues were therefore solely reliant on the insurance for a credit rating.

          The NRM portfolio has declined by 9.20% during the year. The Lehman 5-year Municipal Bond Index was up 6.95% over the same time period and The Merrill Lynch Index of DRD Eligible Preferred Stock declined 35.78%. (Please note that QDI and DRD are terms that describe the same dividend tax treatment to investors.) The Merrill Lynch Index had declined 68.15% from Fiscal Year-end 2008 through March 9, 2009. The subsequent recovery is an example of the improvement in financial securities discussed above. A benchmark index weighted 60% of the Barclays 5-year Municipal Index and 40% of the Merrill Lynch Preferred Stock, DRD Eligible would have returned a decline of 10.14% for the period. The municipal bond holdings have a duration of 4.08, very comparable to the Index at 4.09 as of Fiscal Year-end. The quality of the municipal holdings remains strong at A+.

          Going forward, we will continue to look to add incremental yield and after-tax income for the shareholders of NRM through a top-down analysis of the economic and inflation outlooks and the resulting policy actions that impact interest rates. This is combined with sector allocation and individual security selection within the sectors employed by NRM to achieve the desired portfolio.

MANAGEMENT OF THE COMPANY

Directors

          The Company’s Board of Directors manages the business and affairs of the Company. The Company’s by-laws provide for five directors and all positions are filled. Two of the directors serving, namely John H. McCoy, Jr. and George W. Connell, are “interested persons” within the meaning of that term under the Investment Company Act of 1940. The sole compensation of the directors is $400 per meeting attended. There are normally four meetings per year. The Statement of Additional Information contains the names of and the general background information concerning each director of the Company.

Investment Adviser

          The Company’s investment adviser had previously been Haverford Investment Management, Inc. (“HIM”), a federally registered investment adviser with its principal office located at Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania. On September 18, 2008, HIM provided a negative consent letter notifying the Company of the intent to transfer management of the Company’s assets to a sister company, Haverford Financial Services, Inc. (“HFS”). Effective October 18, 2008, upon expiration of the 30-day negative consent period, the Company’s adviser became and remains HFS. At its regular combined shareholder and directors’ meeting in December 2009, the shareholders and directors voted unanimously to reappoint HFS for 2010.

          HFS is a federally registered investment adviser providing portfolio management services to its clients. Its officers and employees are the same of those of HIM. Additionally, HFS officers and employees are also officers and employees of The Haverford Trust Company (“HTC”), which had been the investment adviser to the Company from November 1992 until the change to HIM in 2004.

          HFS and HTC share various services such as investment research, accounting and operational services in addition to corporate offices. The Investment Committees of HFS and HTC are identical.

          HFS provides investment services to the Company on a fully discretionary basis. Its activities include making purchases and sales of securities after considering the Board’s specific or blanket suggestions, the Company’s investment policies, the provisions of the Company’s registration statement, the requirements of the Investment Company Act of 1940 and the requirements of the Internal Revenue Code of 1986.

          Mr. George W. Connell, a 1958 graduate of the University of Pennsylvania, is HFS’s Vice Chairman, Director and sole shareholder. Mr. Joseph J. McLaughlin, a 1981 graduate of St. Joseph’s University, is HFS’s Chairman, CEO, President and Director.

          In additional to being Vice Chairman of HFS, Mr. Connell is also the Vice Chairman, Director and sole shareholder of HTC and the CEO of Haverford Trust Securities, Inc., a broker-dealer subsidiary of HTC. Mr. Connell was formerly an organizer, a sole shareholder, chairman, chief executive officer and chief investment officer of Rittenhouse Financial Services (“RFS”), a firm that the John Nuveen Company acquired on September 1, 1997. Previously, RFS was the Company’s adviser. Afterward, Mr. Connell became the principal of HTC and has been involved in these financial entities since then.

          In addition to being Chairman, CEO and President of HFS, Mr. McLaughlin is also the Chairman, CEO and member of the Board of Directors of HTC. Previously, Mr. McLaughlin was vice president and manager of the Private Client Group of RFS. Prior to joining HTC, he was a vice president at JP Morgan & Company and a manager at Peat, Marwick, Mitchell & Co. He is a Certified Public Accountant.

          Since November 27, 1992 (when RFS contracted to become the Company’s adviser), the members of the Company’s Board of Directors (1) have reviewed or have had the opportunity to review at the quarterly meetings all purchases and sales of the Company’s portfolio and (2) have directed RFS and its successors to maintain records. For non-advisory services, the Board also arranges for (3) the services of an independent certified public accountant; (4) custodial and transfer agency services; (5) the computation of net asset value by its non-auditing accountant and HFS; (6) the providing of fidelity bond coverage; (7) the providing of other administrative services and facilities necessary to conduct the Company’s business; and (8) the providing of certain legal and auditing services necessary to comply with federal securities laws. The Company assumes all expenses therefore.

          For the services provided by HFS, the Company pays it, in quarterly installments, at the annual rate of .3% the fair market value of the portfolio measured quarterly.

Portfolio Managers

          The Fund is primarily advised by two investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

          Joseph J. McLaughlin, Jr., Chairman, Chief Executive Officer, President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 2003 and has over 27 years of investment experience. Mr. McLaughlin received a B.S. degree from St. Joseph’s University.

          John H. Donaldson, Vice President and Director of Fixed Income, joined Haverford in 2006 and has over 30 years of investment experience. Mr. Donaldson received a B.A. degree from the University of Pennsylvania.

PENDING LEGAL PROCEEDINGS

          There are no pending legal proceedings of which the Company or counsel for the Company are aware. See the earlier discussion of “Risks of Investing in the Fund” respecting a “special notice letter” the Environmental Protection Agency sent to the Company.

CAPITAL STOCK

          As of August 31, 2009, the Company’s president and chairman of the board, John H. McCoy owned beneficially and of record approximately 80% of the Company’s outstanding shares and controlled the Company. As of the same date, five shareholders owned beneficially approximately 99.7% of the Company’s outstanding shares. In addition to Mr. McCoy, these included Director George Connell (9.8%); and unaffiliated individuals Samuel R. Gilbert, Jr. (5.7%), Morris F. Williams (2.8%) and the Estate of James Fisher (1.4%), A Redemption of a significant number of shares by one or more of these shareholders could require the Company to distribute or liquidate portfolio securities to obtain all or a portion of the redemption proceeds. The distribution of portfolio securities or liquidation of such securities under these circumstances could be disadvantageous to the Company’s remaining shareholders and could so reduce the Company’s total assets that continued operation, as an investment company would not be economically feasible. The recovery or booking of environmental claims against the Company after a significant redemption would likewise be disadvantageous to the remaining shareholders. (See “Pending Litigation.”) If the major shareholders redeemed and an environmental claim were assessed against the Company at or about the same time, the reduction in net worth for the remaining shareholders could be significant and seriously threaten the ability of the Company to operate.

SHAREHOLDER INFORMATION

Pricing of Shares

          The net asset value per share for purposes of both purchases and redemptions is determined by the Company’s accountant and Adviser as of the close of trading (normally at 4:00 p.m. New York City time) on each day on which the New York Stock Exchange is open for trading, other than a day during which no share was tendered for redemption and no order to purchase or sell a share was received. It is computed by dividing the value of all portfolio securities and other assets, minus ascertainable liabilities, by the number of shares outstanding on such date. Portfolio securities for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value. With respect to the Company’s investment in other open-end management investment companies registered under the Investment Company Act (not contemplated for the immediate future), the Company’s net asset value is calculated based upon the net asset values for those investment companies. The prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effect of using fair value pricing. Securities for which market quotations are not readily available are valued at their fair value by the Adviser under the supervision and responsibility of the Company’s Board of Directors. Absent unusual circumstances, portfolio securities maturing in 60 days or less are valued at amortized cost.

Purchase of Shares

          Those wishing to make purchases of the Company’s shares (other than distributees of share dividends) must contact the Company’s transfer agent, First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 and comply with the agent’s customer identification program. Full and fractional shares will be purchased for the shareholder’s account at the net asset value per share next computed after receipt of the order. Initial investments must be for at least one share. There is no minimum investment for additional shares. The “stub” from the confirmation of the Company’s transfer agent sent to the shareholder after each prior transaction should accompany such investment. The Company imposes no sales charge on purchases of its shares.

Redemption of Fund Shares

In General

          The Company will redeem its shares at their net asset value next computed after the receipt of a written redemption request.

          The redemption request shall be submitted according to the following procedures: if certificates have been issued for the shares to be redeemed, the certificates must be either endorsed or accompanied by a stock power, signed exactly as the shares are registered. If certificates have not been issued, a signed stock power must accompany the request or the request itself must be in similar form. In either case, unless the redemption proceeds are less than $1,000, the signature(s) on the certificate(s), stock power(s) or request(s) must be guaranteed by a member firm of a national securities exchange or a commercial bank. (Note: the required signature guarantee is not a “notarization” as commonly understood, and accordingly is not accomplished by using the services of a notary public.) Additional documents may be required for shares redeemed by corporate, partnership or fiduciary accounts.

          Payment will be made as soon as possible after receipt of a redemption request, and in the absence of unusual circumstances, no later than seven days after receipt of the request. Unusual circumstances which could delay payment are those determined by the Securities and Exchange Commission, or during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on the New York Stock Exchange is restricted, or for such other periods as the Securities and Exchange Commission may permit. The proceeds paid upon redemption may be more or less than the shareholder’s cost, depending on the value of the Company’s portfolio securities at the time of redemption. Except as provided in the next paragraph, redemption proceeds shall be paid in cash.

          At the instance of a redeeming shareholder having shares of a value of $10,000 or more, the Company shall redeem his shares by distributing readily marketable securities owned by the Company valued on the above valuation date in the same manner as they would be for determining the Company’s net asset value. 1 The redeeming shareholder seeking marketable securities may apply to redeem all but not less than all of his shares held on the date of the redemption request. On the date of the redemption, the shareholder will receive marketable securities and, possibly, cash (for rounding) with a fair market value on the valuation date equal to the net asset value of the shares being redeemed.

Frequent Purchases and Redemptions

          The Company’s transfer agent will apply its risk assessment and other related procedures to all of the Company’s stock issuances, redemptions and monetary transactions of which it is aware and which is under its control The Company’s Board of Directors has also adopted policies and procedures regarding frequent purchases and redemptions of shares. The Company has traditionally reserved the right to reject any purchase, and in the event of market abuse of any kind would reject the purchase request and close the account of any person attempting to engage in frequent purchases and redemptions.

1 For shares purchased within six months of the date of redemption where the redemption proceeds are the Company’s securities, the Company shall distribute securities with a tax basis to the Company as close as possible to the purchase price the redeeming shareholder paid for his shares. For other shares being redeemed for Company securities, the Company shall distribute securities with a basis determined by multiplying the Company’s basis for all of its securities by a fraction the numerator of which is the total number of shares being redeemed and the denominator of which is the total number of shares outstanding on the date of redemption.

          Redemption requests should be tendered to the transfer agent, First National Trust Company, 551 Main Street, Johnstown, Pa., 15907. For purchase and redemption information call 814-536-2110.

Dividends

          The Company normally distributes its investment company income quarterly and its capital gain net income at least annually.

          In calculating interest income, premiums on securities are amortized but discounts (except for original issue discounts) are not accreted. Dividend accruals are normally made as of the ex-dividend dates of companies in which the Company owns shares. In determining amounts of capital gain to be distributed, any capital loss carryforwards from prior years will be offset against current capital gains.

          All distributions of net investment income and any capital gains paid by the Company will be paid by checks mailed to the shareholders, or by written request by a shareholder, will be reinvested in additional shares of the Company without sales charge at the net asset value per share as determined at the close of business on the payment date. Confirmation statements reflecting additional shares purchased through reinvestment of distributions will be mailed to all shareholders who do not receive their distributions in cash.

Taxes

          The Company qualified for the fiscal year ended August 31, 2009 and intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code.

          In general Subchapter M permits proportionate, pass-through tax treatment to the company’s shareholders of income an investment company earns, with the result that the shareholders are responsible for the tax as opposed to the distributing company. With its authority to invest in a wide range of securities, distributions from our Company could include a variety of income taxable at different rates. The major items to be expected in the immediate future are preferred dividend income the Company receives from corporations, distributions from real estate investment trusts, long or short-term capital gain income when the Company sells parts of its portfolio at a net profit, and tax free income from its portfolio of municipal bonds and notes.

          Generally, under Section 1 (h) of the Internal Revenue Code, qualified dividend income the Company receives before 2011 from shares of domestic corporations may be re-distributed to shareholders at qualified dividend rates with a maximum tax rate of 15%. To be eligible for this favorable rate for dividends, the shareholder must have held his Company shares for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date and the Company also must have held the shares from which it received the dividend income for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date.

          Taxes on distributions of capital gains are determined by how long the Company owned the portfolio shares it sold resulting in a net profit. Holdings of more than a year are generally long term. The time the shareholder held his shares is not relevant to determining the long term or short-term nature of the dividend. Long-term capital gains are taxed to the individual shareholder of the Company at the maximum rate of 15% before 2011; short-term gains are taxed at ordinary income rates.

          The tax on non-municipal interest passed through to a shareholder is at ordinary income rates.

          All non-exempt distributions are taxable to the shareholders even if they are paid from income or gains earned by the Company before the shareholder’s investment and were accordingly included in the purchase price.

          For so long as the Company invests one-half or more of its portfolio income in state and municipal bonds, it will pay related “exempt-interest” dividends to its shareholders as items of interest excludable from their gross income. For the immediate future the Company intends to maintain a greater than 50% investment in such bonds; however the board of directors or the investment adviser may at any time make investments in other securities of more than 50% of the portfolio, resulting in income from municipals being taxed to the shareholders at ordinary income rates.

          Exempt-interest dividends may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. For Pennsylvania residents, an exclusion from Pennsylvania State personal taxable income is allowed for dividends or distributions received from the Company to the extent they were earned by the Company from interest on Pennsylvania State and Local Government obligations.

          If a shareholder receives an exempt-interest dividend with respect to any share of the Company held for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of the exempt-interest dividend. If a shareholder redeems any shares between dividend record dates, the amount of any undistributed dividend income will be included in the net asset value per share and will increase the capital gain (or decrease the capital loss) realized by the shareholder upon redemption. Capital gains realized upon redemption are not exempt from federal income taxes.

          Although exempt interest dividends are excludable from shareholders’ gross income, such dividends are taken into account in determining whether a portion of social security benefits will be subjected to income tax under Section 86 of the Internal Revenue Code.

          Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities (which may in whole or in part include shares issued by the Company) will not be deductible by the borrower. Under procedures established by the Internal Revenue Service, a purpose to use borrowed funds to purchase or carry tax-exempt securities may be shown by either direct or circumstantial evidence. To the extent interest expense is incurred to purchase taxable investments, deductions therefore are generally limited to the amount of the net taxable investment income.

          The foregoing is only a brief summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal, state and local income tax treatment of the Company or its shareholders. This discussion is not intended as a substitute for careful tax planning. Accordingly, investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

          In general, dividend record dates are set by the directors to occur on approximately the 23rd day of February, May, August and November. Shareholders will be advised annually within 60 days from the end of the Company’s taxable year as to the federal income tax consequences of distributions made during such year, and will be similarly advised after the end of each calendar year.

FINANCIAL HIGHLIGHTS

          The following financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ParenteBeard LLC independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the SAI or annual report, which are available upon request.

Financial Highlights
Years Ended August 31, 2009, 2008, 2007, 2006, and 2005

	2009	2008	2007	2006	2005

Per Share Data (for a share outstanding share throughout the indicated year)

Net asset value, beginning of year	$3.480	$3.551	$3.938	$3.900	$3.931

Net investment income (loss)	.138	.321	(.131)	.110	.070

Net realized and unrealized gain (loss) on investments	(.454)	(.336)	(.088)	.059	.097

Total from Investment Operations	(.316)	(.015)	(.219)	.169	.167

Less distributions:
Dividends from capital gains	-	-	(.025)	(.021)	(.130)
Dividends from net tax-exempt income	(.045)	(.024)	(.064)	(.086)	(.061)
Dividends from net taxable income	(.050)	(.032)	(.079)	(.024)	(.007)

Total Distributions	(.095)	(.056)	(.168)	(.131)	(.198)

Net Asset Value, End of Year	$3.069	$3.480	$3.551	$3.938	$3.900

Total Return (Loss)	(9.20%)	(0.37%)	(5.79%)	4.40%	3.76%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$10,797	$12,557	$12,815	$14,209	$15,397

Ratio of expenses to average net assets	1.40%	1.33%*	8.62%	1.05%	1.23%

Ratio of net investment income (loss) to average net assets	4.70%	9.23%	(3.43%)	2.77%	1.75%

Portfolio turnover rate	17.27%	9.27%	18.00%	88.85%	56.38%

* Excludes the recovery of environmental claims and related costs.

APPLICATION FORM: NRM INVESTMENT COMPANY

Appear with photo-identification at: First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 to complete the following:

REGISTRATION:	Individual ( ) Tenants in Common ( ) Trustees ( )
Joint Tenants ( ) Custodian ( ) Other ( )

(Name)	Social Security No./(Tax Identification No.)

(Name)	Social Security No./(Tax Identification No.)

PERMANENT MAILING ADDRESS:

Street Address	City	State	Zip

GIFTS TO MINORS _______________________________________________________________________________As Custodian for

Minor’s First Name Initial Last Name	Age	Minor S.S.No.

Under the _______________________Uniform Gifts to Minors Act.
State

I request that you:

Issue Certificate, ( ) or ( ) hold shares in account at Bank

Check here if dividends and distribution are to be reinvested at net asset value without sales charge. ( )

This application is made in accordance with the provisions of the current Prospectus of the Company, a copy of which I have received, and the applicable terms and conditions on the reverse side. I am of legal age in the State of my residence.

date	Signature of owner	Signature of co-owner

Terms and Conditions

Purchases of Company Shares:

          Initial Purchase: Upon receipt of the application form from the subscriber, accompanied by any necessary funds and complying with its customer identification program, First National Trust Company, acting as agent for the subscriber, will purchase as many shares (including fractional shares) of the Company as may be purchased at the net asset value next computed after receipt of the application form and payment to First National Trust Company, 551 Main Street, Johnstown, Pa., 15907. Fractional shares shall be purchased to the nearest one-thousandth (1/1000) of a share. Initial purchases must be for at least one share.

          Subsequent Purchases: Upon receipt of additional funds, First National Trust Company will purchase additional shares (including fractional shares) in the same manner as above. Except for reinvested dividends, additional purchases must be for at least one share.

          The Company reserves the right in its discretion to reject all or any portion of a purchase order and return the accompanying payment.

          I hereby certify that the Tax Identification No. contained herein is true, correct and complete and that I am not subject to backup withholding under Section 3406 (a)(1)(C) of the Internal Revenue Code.

Date	Signature of owner	Signature of co-owner

[PROSPECTUS OUTSIDE BACK COVER]

          The Company’s Statement of Additional Information contains additional information about the Fund, which in large part expands the discussion contained in the prospectus and which may be of interest to some investors. Much of this additional information may also be found in the Fund’s annual and semi-annual reports to the shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports are available, without charge, upon request, by calling the Fund’s Custodian and Transfer Agent, First National Trust Company, 551 Main Street, Johnstown, Pa., 15907; personnel at First National Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund’s assistant secretary, Edward Fackenthal, collect at 610 279 3370 or contact him at his email site edwardfackental@cs.com.

          Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Commissions’ Public Reference Room may be obtained by calling the Commission at 1 202 942 8090 and asking for the public reference file and referring to the Fund’s Investment Company Act file number of 811 02995. The reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: Publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

          However you contact the Commission in regard to the Company, be sure to have the Company’s Investment Company file number at hand: 811 02995.

NRM INVESTMENT COMPANY

December 30, 2009

STATEMENT OF ADDITIONAL INFORMATION

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Company having the same date as this Statement of Additional Information. A prospectus may be obtained without charge upon request, by calling the Fund’s Custodian and Transfer Agent, First National Trust Company, 551 Main Street, Johnstown, Pa., 15907; personnel at First National Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund’s assistant secretary, Edward Fackenthal, collect at 610 279 3370 or contact him at his email address edwardfackental@cs.com. Much of the information contained in this statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Company should be made without first reading the Prospectus of the Company.

NRM INVESTMENT COMPANY
STATEMENT OF ADDITIONAL INFORMATION
December 30, 2009

STATEMENT OF ADDITIONAL INFORMATION	i

FUND HISTORY	1

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS	1
Investment Objectives and Policies	1
Investment Policies and Restrictions	3
Disclosure of Portfolio Holdings	4

MANAGEMENT OF THE FUND	5

FISCAL YEAR DIRECTORS’ FEES	7

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	7

ADVISORY SERVICES	8

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	11

THE COMPANY’S COMMON STOCK	11

PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING	12

OTHER INFORMATION OF INTEREST TO INVESTORS	12
Other Services	12
Accounting	12
Compliance	12
Custodian and Transfer Agent	12
Auditors	12
Counsel	13

TAXATION OF THE FUND	13
State and Local	14

Report of Independent Registered Public Accounting Firm	Exhibit
Financial Statements	Exhibit

FUND HISTORY

          The Company was incorporated on April 12, 1974, under the laws of the Commonwealth of Pennsylvania, as National Rolling Mills Co. Through August 30, 1979, the Company was actively engaged in operations as a steel processing plant. On August 31, 1979, the Company changed its name to NRM Investment Company and registered with the Securities and Exchange Commission as an open-end management investment company.

DESCRIPTION OF THE FUND; ITS INVESTMENTS AND RISKS

Investment Objective and Policies

          The Company is an open-end, diversified, management investment company. As stated in the Prospectus, for the immediate future it intends to invest at least fifty percent of its assets in State and Municipal Bonds. However, the Company at any time may elect to exceed its investments in securities other than State and Municipal Bonds, or hold cash for future investments, expenses or redemptions.

          State and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, and obtaining funds for general operating expenses, and loans to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities. Such obligations are included within the term “Municipal Bonds” if the interest paid thereon is exempt from federal income tax. Municipal Bonds also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States. Bond counsel to the respective issuing authorities render opinions relating to the validity of Municipal Bonds and to the exemption of interest thereon from federal income taxes at the time of issuance. Neither the Company nor the adviser will review the proceedings relating to the issuance of Municipal Bonds or the basis for such opinions.

          The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in the Prospectus and this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an issuer.

          The issuer’s obligations under its Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially adversely affected. As explained in the prospectus, General Obligation bonds are those secured by the taxing authority of the issuer; the risks inherent in such investments are that interest rates may increase lessening the value of the bonds, or that the municipality by reason of insolvency, bankruptcy, or court imposed bar on collection would prohibit or postpone payment. Revenue bonds imply additional risk. Unlike general obligation bonds, these bonds are dependent entirely upon the income from the operation financed by the borrowing and not upon the municipality’s general taxing power. Should the project fail the Fund would lose its investment. Private Activity Bonds bear still greater risk. Here the borrower although an issuer of the debt is a private concern borrowing funds from a conventional lender through a program created by an authority; should the borrower’s project fail, there is no recourse to the municipality and the Fund would lose its investment.

          For the immediate future, the Fund will invest the balance of its assets (i.e. the amounts remaining after investing at least 50% in municipal bonds) in two categories: (i) no less than 80% of the balance in preferred stock of issuers with large market capitalizations of at least $5 billion, with qualified deferred income, and of investment grade quality ranked “A” or better by major rating services, and (ii) no more than 20% thereof producing an after tax income consistent with the Company’s primary objective, without respect to market capitalization or quality ranking that the advisor considers advantageous and otherwise consistent with the Company’s objective and strategies.

          Should the Company’s primary objective of emphasizing after tax income require, it will change the foregoing strategy by investing in securities and instruments including mutual funds other than municipal bonds and preferred shares. This would include a wide variety of investments described in the Prospectus focusing on income and total return with a secondary objective of preservation of capital. Accordingly, when in view of the Board and the Adviser (taking the secondary objective into account) it will achieve a suitable total return, the Company will invest in securities, including, without limitation, stocks of corporations of small, mid and large capitalizations across all sectors and from non-rated or below investment quality grade to highly rated; parallel investments in non-corporate entities; real estate investment trusts, bonds issued by foreign, federal, state or local governments; derivatives including futures, indexes, options, warrants, and swap contacts; securities of other investment companies, commodities of any kind; and convertible bonds and convertible preferred stock.

          Risks inherent in investing even in large capitalization issuers is the inability of the directors or their adviser to predict shifts in general or sector economic conditions which might have an adverse effect on the value of the shares or other instruments the Fund purchases. Also, particular issuers in which the Fund invests may suffer reversals regardless of outside economic conditions leading to depression in value of their stock or other instruments and a consequent downturn in net asset value of the Fund and its shares.

2

          For reasons in the footnote to the “PENDING LITIGATION” section of the Prospectus, the Company may be liable for environmental harm. A material matter was settled in June 2008; however, the EPA has demanded information from the Company and the Company’s successor about another environmental site, which could lead to a claim, and there could be still other claims not now known to the Company or any of its personnel.

          In addition to the investment limitations stated in the Prospectus, the Company is subject to the following limitations, which may be changed only by a vote of a majority of the outstanding shares of the Company as required by Sections 8 and 13 of the Investment Company Act of 1940.

Investment Policies and Restrictions

The Company may not:

          1.          Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Company’s assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Company’s assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

          2.          Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities); make short sales of securities; or maintain a short position;

          3.          Make loans to other persons, except that the Company may purchase or hold Municipal Bonds or other debt instruments in accordance with its investment objective, policies, and restrictions;

          4.          Underwrite any issue of securities, except to the extent that the purchase of Municipal Bonds directly from the issuer thereof in accordance with the Company’s investment objective, policies, and restrictions may be deemed to be underwriting;

          5.          Purchase or sell real estate (except that the Company may invest in Municipal Bonds secured by real estate or interests therein) and may invest in real estate investment trusts.

          6.          Purchase any private activity bond where the payment of principal and interest are the responsibility of an issuer (including its predecessors and unconditional guarantors), which at the time of purchase had been in operation for less than three years.

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          7.          Issue any class of senior security or sell any senior security of which it is an issuer, except that the Company may borrow money as set forth in paragraph 1. above. As therein provided, such borrowing will not be for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient;

          8.          Purchase the securities of any other investment company except as part of a merger, consolidation, or reorganization or purchase of assets approved by the Company’s stockholders; provided, that the Company may purchase shares of any registered, open-end investment company if immediately after such purchase, the Company will not own more than 3% of the outstanding voting stock of any one investment company;

          9.          Knowingly invest more than 10% of the value of the Company’s assets in securities with legal or contractual restrictions on resale; and,

          10.        Invest 25% or more of its total assets in any one issuer or in securities of nongovernmental issuers engaged in related trades or businesses.

          The foregoing percentage limitations will apply at the time of the investment or other transaction and, except as provided in the next sentence, shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such investment or transaction. The Company will not permit its borrowing to exceed 10% of its assets at any time for more than three business days; should there be an excess of borrowing as a result of a decrease in the value of the portfolio, the Company shall repay such portion of the debt as is necessary to maintain the 10% ratio. Also, borrowing is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.

Disclosure of Portfolio Holdings

          The individuals, entities and entity employees who have continuous and unrestricted access to records of the Company’s portfolio are its Board Members who act as a committee-of-the-whole in advising investments, the Company’s investment adviser who ultimately decides on investments on a discretionary basis, the Company’s bank custodian which holds all of the portfolio, participates in pricing the holdings, and the Company’s non-auditing accountant who keeps records of the purchases and sales and who also participates in pricing (all of the foregoing being knows as “Access Persons.”).

          As a condition to the Company’s ongoing appointment or employment of the Access Persons, they have pledged to the Company to treat the Company’s holdings as confidential and, accordingly, not to disclose the holdings, purchases and sales, planned purchases, and all related discussions and deliberations to others except as required by law (such as with publicly available filings with government agencies or in periodic reports). Access Persons may freely disclose portfolio information to all other Access Persons, and periodically the Company will make its portfolio known to the employees of the Company’s auditing firm.

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          The Company has adopted an Ethics Code that bars Access Persons from trading in securities the Company has traded in or has contemplated trading in for the duration of a fifteen day “blackout period” as defined in the Code and likewise bars trading in initial or limited public offerings except as the Code permits in exceptional circumstances. The Code has monitoring provisions wherein Access Persons are required to report their individual purchases and sales directly or indirectly to a compliance officer who reports, independently, to the board. The Code also has sanction and disgorgement provisions applied to an Access Person who has violated Code provisions.

          No less frequently than annually, the compliance officer reports to the Board about the operation of the ethics code procedures and reports no less frequently than quarterly of any apparent past violations. The officer reports immediately about ongoing violations.

MANAGEMENT OF THE FUND

          The Fund is managed by its Board of Directors with the authority and responsibilities enumerated in the Pennsylvania Business Corporation Law of 1988. The Board appoints the Company’s officers. The directors and officers of the Company and their addresses and principal occupations during the past five years are as follows:

Name, Address and Age	Position with Registrant	During Past Five Years

John H. McCoy* 280 Abrahams Lane Villanova, PA 19035 87 Years Old	Director, Chairman, and President	**Former President of National Rolling Mills, Inc., a steel rolling plant. Prior thereto, he was President and Director of National Rolling Mills Co.

Raymond H. Welsh 1735 Market Street, 36th floor, Philadelphia, Pennsylvania 19103 77 Years Old	Director	Director of TurboChef Technologies, Inc. Senior vice president of UBS Financial Services, Inc.

Joseph Fabrizio 423 Weldon Drive West Chester, Pa., 19380 51 Years Old	Director	C.P.A. for Rainer and Co., an accounting firm.

Anthony B. Fisher 116 Glenn Road Ardmore, Pennsylvania 19003 57 Years Old	Director	Principle of Risnychok and Associates Inc., an insurance agency specializing in surety and property and casualty insurance to the construction industry.

George W. Connell* #3 Radnor Corporate Ctr. Suite 450 100 Matsonford Road Radnor, PA 19087 72 Years Old	Director
Vice Chairman, Director and sole shareholder of HFS, the Company’s investment adviser; Vice Chairman and sole shareholder of The Haverford Trust Company; CEO and Director of Haverford Trust Securities, a broker-dealer subsidiary of The Haverford Trust Company.

*	Interested Director – Mr. McCoy owns a majority of the shares of the Company and Mr. Connell is the Principal of the Company’s Investment Adviser.

**	Retired for more than five years.

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          The Board performs all of the functions prescribed for Corporations by Section 1721 Pennsylvania Associations Code. As it relates to purchases and sales of portfolio securities, the Board meets quarterly and functions as a committee-of-the-whole to consult with the Adviser who has discretionary authority.

          Investments by McCoy and Connell in the Company each exceed $100,000.00.

          As explained under “Disclosure of Portfolio Holdings,” the Company and its Investment Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. Except as provided therein, the codes bar personnel and others known as “access persons” from investing in securities during a “blackout period” that were or may be purchased or held by the Company. The codes are on file with and are available from the Securities Exchange Commission.

          To meet all applicable fiduciary rules, the Company’s adviser employs a service to vote the proxies of the voting securities held for the Company.

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          Since registering as an investment company under the Investment Company Act of 1940, the Company has not paid and does not expect to pay any remuneration to any of its officers. The company pays each director a fee of $400 for each meeting of the Board of Directors attended and reimburses the directors for their related out-of-pocket expenses. For the past year the payments were as follows:

NRM INVESTMENT COMPANY’S FISCAL YEAR DIRECTORS’ FEES
MEETING DATE	MCCOY	FISHER	CONNELL	WELSH	FABRIZIO	TOTAL

09/18/2008	$400.00	$400.00	$400.00	$400.00	$400.00	$2,000.00

12/18/2008	400.00	400.00	400.00	400.00	400.00	2,000.00

03/05/2009	400.00	0	0	0	400.00	800.00

06/18/2009	400.00	400.00	400.00	400.00	400.00	2,000.00

F/Y Total	$1,600.00	$1,200.00	$1,200.00	$1,200.00	$1,600.00	$6,800.00

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          As of August 31, 2009, John H. McCoy owned beneficially and of record 2,817,679 shares of the Company’s outstanding voting securities and controlled the Company. His control is sufficient to appoint all members of the Board of Directors and carry out the business of the Company without the affirmative vote of any other shareholder or group of shareholders. The Company’s principal shareholders are as follows:

Name and Address	Percentage of Ownership

John H. McCoy	80%
280 Abrahams Lane
Villanova, PA 19035

George Connell	9.8%
#3 Radnor Corporate Ctr.
Suite 450
100 Matsonford Road
Radnor, PA 19087

Samuel R. Gilbert, Jr.	5.7%
289 Hollybrook Drive
Advance, NC 27006

Morris F. Williams	2.8%
209 Azalea Lane
West Grove, PA 19390

Estate of James J. Fisher	1.4%
c/o Anthony Fisher
116 Glenn Road
Ardmore, Pennsylvania 19003

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          The percent owned is based on the number of outstanding shares of common stock at October 14, 2009. All such shares are owned of record and beneficially. All officers and directors of the Company, as a group owned as of October 14, 2009, 89.8% of the Company’s common voting stock.

ADVISORY SERVICES

Investment Advisor

          Haverford Financial Services, Inc. (“HFS”) located at Three Radnor Corporate Center, Suite 450, Radnor, PA 19087-4546 has been retained by the Company to act as investment adviser, to make discretionary sales and purchases for the Company’s portfolio, under an advisory agreement dated December 15, 2005, effective January 1, 2006, with an HFS sister company, Haverford Investment Management, Inc. (“HIM”), and assigned to HFS effective October 18, 2008. Theretofore HIM acted as advisor, performing non-discretionary or purely consulting services for the Board of Directors, following the provisions of a contract dated November 30, 1992. That contract was with Rittenhouse Financial Services. Rittenhouse eventually by assignment of September 3, 1997 transferred the advisory contract to Rittenhouse Trust Company, which in turn changed its name to Haverford Trust Company. Haverford Trust Company in turn, in January 2004 organized a wholly owned subsidiary named HIM. The Company at its quarterly board meeting combined with its annual shareholder meeting resolved to contract with HIM for the calendar year 2005. At the 2008 shareholder’s meeting, the Company contracted with HIM’s assignee HFS for 2009 and that contract was renewed in December 2009 for the calendar year 2010.

          The sole shareholder of HFS is George Connell who controls the adviser. His qualifications, affiliations, and business history are contained in the Prospectus. He is a Board member of the Company and accordingly an interested person.

8

          Under the Advisory Agreement, HFS assumes responsibility to the Company as provided in the Prospectus, to make purchases and sales of securities on a discretionary basis and to adhere to the provisions of the Investment Advisers Act of 1940 and other pertinent securities laws. For the services provided, the Company has agreed to pay HFS, on a quarterly basis, a fee of .3% of the assets under management, valued quarterly. In determining net asset value, the Company accrues HFS’s fees on a daily basis.

          For the fiscal year ending August 31, 2007 the Company paid HIM $43,075. For services allocable to the fiscal year ending August 31, 2008, the Company paid HIM $40,680. For the fiscal year ending August 31, 2009 the Company paid HFS $30,123. For the year ending August 31, 2010 it is the intention to pay HFS at the contracted rate of .3% of the assets under management.

          During the past fiscal year the following broker/dealers acted as principals in selling investments to the Company. They also furnished research, security and economic analysis to the adviser and to the Company’s Board, but not as a direct result of any trade or series of trades:

PNC Capital Markets
R.W. Baird
George K. Baum & Company
FTN Financial
Dain Raucher
Oppenheimer

Portfolio Managers

          This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

          Compensation. The Haverford Trust Company compensates the Fund’s portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a salary. The portfolio managers’ overall compensation is designed to be competitive with similar investment advisers and to compensate the portfolio managers for their contributions to the Adviser and its investment products. Compensation is not based upon Fund or account performance, but is based on quantitative and qualitative factors. These may include the Adviser’s and its parent’s profitability, investment ideas, teamwork, leadership and overall contributions.

9

          Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”).

Name	Dollar Range of Fund Shares*
Joseph J. McLaughlin, Jr.	$1 - $10,000
John H. Donaldson	None

*	Valuation date is August 31, 2009.

          Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of August 31, 2009.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph J.
McLaughlin,	1	$19,145,779	0	$0	74	$291,734,159
Jr.

John H. Donaldson	0	$0	0	$0	4	$169,692,865

          Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

10

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

          Purchases and sales of portfolio debt securities will normally (but not exclusively) be transacted with the issuer or with a primary market maker acting as principal on a net basis with no brokerage commissions being paid by the Company. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. The Company will also purchase underwritten issues. When purchasing equity issues the directors have authorized the Adviser to execute transactions that may result in the Company paying some commissions. In year ending August 31, 2006 the Company paid commissions of $925.50. For the years ending 2007 and 2008, the Company paid no commissions on its purchase of equity investments or no loads on the purchases of mutual funds. In the year ending August 31, 2009, the Company paid commissions of $<3000.

          The policy of the Adviser will be to seek “best execution” when placing portfolio transactions for the Company. “Best execution” means prompt and reliable execution at a price the Adviser has reason to believe represents the lowest cost, including any commission in the case of a purchase, or, in the case of a sale, the greatest proceeds reasonably available. Subject to and in accordance with the provisions of section 28(e) of the Securities Exchange Act of 1934, the Advisory Agreement authorizes the Adviser to place orders for the purchase and sale of the Company’s securities with brokers or dealers who provide the Adviser with access to supplemental research and security and economic analysis even though such brokers and dealers execute such transactions at a higher net cost to the Company than may result if other firms were used. The Adviser in connection with its services to their advisory clients may also use these various services. The extent and continuation of this policy is subject to the review of the Company’s Board of Directors. However, during the past fiscal year, the Adviser received no research material from any broker or dealer.

          The Company does not expect its annual portfolio turnover rate to exceed 100%, but the rate of turnover will not be a limiting factor (as in fiscal 1991) when the Company deems it desirable to sell or purchase securities. The Company’s portfolio turnover rates during the fiscal years ended August 31, 2009 and August 31, 2008 were 17.27% and 9.27% respectively.

THE COMPANY’S COMMON STOCK

          The Company was incorporated on April 12, 1974 under the laws of the Commonwealth of Pennsylvania. Each share in the Company has a par value of $.01 and has equal voting, dividend and liquidation rights. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The shares are not restricted in either trading or retaining, there are no material obligations associated with owning the Company’s shares other than investment risk and litigation risks described in the Prospectus,2 and there are no preemptive, conversion or cumulative voting rights. Accordingly, holders of more than 50% of the shares voting for the election of directors can elect all of the directors.

2	See footnote in Prospectus under “Pending Litigation”

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PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING

          The Company’s shares are offered to the public as described in the Prospectus. There are no special purchase plans or methods; and there are no sales loads of any kind. Shares are offered to the public at net asset value determined as described in the prospectus. The Company has no underwriter.

OTHER INFORMATION OF INTEREST TO INVESTORS

Other Services

Accounting

          Raymond J. Keefe, a certified public accountant with principal offices at 288 Lancaster Ave. Malvern, Pa 19355, provides certain administrative services to the Company. Mr. Keefe maintains the books and records of the Company, compiles its monthly and semi-annual financial statements, computes its net asset value and net income under the supervision of the adviser, prepares its federal and state income tax returns, and provides assistance in the preparation of its semi-annual and annual reports to the Securities and Exchange Commission. Mr. Keefe bears all expenses in connection with the performance of his services. For the services provided and expenses assumed, the Company pays Mr. Keefe on a quarterly basis an annual fee of $7,200 plus additional hourly compensation for additional or unanticipated work.

Compliance

          The Company employed its solicitor, Edward Fackenthal as its Compliance Officer. For services rendered in this regard the Board will compensate him at the rate of $185.00 per hour for time spent.

Custodian and Transfer Agent

          First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 (“First National”) serves as the Company’s Custodian and Transfer Agent. As Custodian, First National holds the Company’s assets subject to the instructions of the Company’s officers.

Auditors

          ParenteBeard LLC independent registered independent accounting firm, with offices at 1200 Atwater Drive, Ste. 225, Malvern, Pa., 19355 serves as the Company’s auditors. The financial statements of NRM Investment Company appearing in the 2005, 2006, 2007, 2008 and 2009 annual reports to shareholders for the years ended August 31, for each of those years have been audited by Beard Miller Company LLP independent auditors, as set forth in their report thereon included therein, and are incorporated by reference into this Statement of Additional Information. On October 1, 2009, the audit practice of Beard Miller Company LLP was combined with ParentBeard LLC.

12

Counsel

          Edward Fackenthal, The Law Office of Edward Fackenthal, Suite 209, One Montgomery Plaza, Norristown, PA 19401, counsel to the Company, passes upon the legality of the shares offered hereby.

TAXATION OF THE FUND

          As stated in the prospectus, the Company is qualified under Subchapter M of the Internal Revenue Code; Subchapter M provisions normally permit a deduction for the Company from its taxable income for distributions made to the Company’s shareholders from its earnings. A failure to qualify under Subchapter M would result in a Company tax based upon its earned income, and an additional tax on the shareholders based upon their distributions.

          In general, a tax is imposed upon the Company based upon its investment company taxable income and its net capital gains, which in each case are not distributed to its shareholders. In general, the Company’s investment company taxable income will be its taxable income (determined for the most part in the same manner as an ordinary corporation), adjusted by excluding net long term capital gains over short term capital losses and further adjusted by excluding any net operating losses and by including the dividends paid deduction. The Company’s capital gains subject to tax are computed separately and are based upon the excess of its long-term capital gains over its net short-term capital losses. Unlike ordinary corporations, the Company will not recognize a gain when distributing property to its shareholders in redemption of its stock. The Company intends to distribute “exempt-interest” dividends as described in the Company’s Prospectus and distribute at least 98% of its ordinary income for each calendar year, 98% of its capital gain net income, if any, computed on the basis of an October 31st fiscal year, and 100% of undistributed adjusted taxable income amounts from the previous year. Accordingly, it is unlikely that the Company will pay any income tax. However, should the Company retain any earnings, it will be taxed on its undistributed investment company taxable income and capital gains and may be subject to an excise tax. To the extent income is distributed (whether in cash or additional shares) it will be exempt, or taxable to the shareholders as ordinary, or capital gain income, in proportion to the Company’s receipt of such income. (Note the holding periods specified in the Prospectus). Since the Company has earnings and profits generated in years before it was an investment company, distributions to shareholders over and above the Company’s income for a period will be taxable to the shareholders to the extent of the prior earnings and profits and will not be treated immediately as a return of capital. Distributions of pre-2011, non-exempt income from current earnings and profits will be taxed to shareholders by the Internal Revenue Service at a rate no greater than 15% for dividend or long term capital gain income.

13

          The Company is a personal holding company as defined by Sec. 542 of the Code. Retained income will be taxed at the highest corporate tax rate. The Company requested and on August 5, 1986 received a private ruling from the Internal Revenue Service relating to investments in taxable securities. The ruling interpreted the Tax Reform Act of 1984 in such a way as to confirm the Company’s ability to make investments in securities generating taxable income without having to first make an accumulated earnings and profits distribution.

          If and to the extent declared by the Board of Directors, net realized long-term capital gains will be distributed annually. See “Dividends.” The Company will have no tax liability with respect to net realized long-term capital gains which are distributed although the distributions will be taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year regardless of a shareholder’s holding period of shares of the Company. Any short-term capital gain distributions are taxable to shareholders as ordinary income. The Company may derive gains in part from municipal obligations purchased below principal or face values; all or a portion of these gains may be taxable as ordinary income rather than capital gains. All capital gain distributions will be designated as a capital gain dividend in a written notice mailed by the Company to the shareholders not later than sixty days after the close of the Company’s taxable year.

          State and Local. Depending upon the extent of the Company’s activities in states and localities in which it maintains offices, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Company may be subject to the tax laws of such states or localities.

          The foregoing discussion, as well as that contained in the Company’s Prospectus, is only a summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal income tax treatment of the Company or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

14

PART C
OTHER INFORMATION

(1) Item 28 - Exhibits

(a)

	(i)	Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(1)

	(ii)	Amendment to Articles of Incorporation incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(2)

	(iii)	Amendment to Articles of Incorporation incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(3)

(b)

	(i)	By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(1)

	(ii)	Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(2)

	(iii)	Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(3)

	(iv)	Amendment to By-Laws of December 15, 2005 are incorporated by reference to the N1a filing of August 31, 2006, being Amendment 32, as Exhibit 23(b)(4)

(c)	None

(d)
Investment Advisory Agreement dated December 15, 2005 incorporated by reference to the N1a filing of August 31, 2006, being Amendment 32, attached thereto as 23(d)(1). Restatement attached hereto as Exhibit 28(d)(2)

(e)	Not applicable

(f)	Not applicable

(g)

(i) Custodian Agreement, dated March 9, 2000 is incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(g)(1)

(h)

(i) Administration Agreement is incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(h)(1)

(i)	Opinion of Counsel, attached as 28(i).

(j)

(i) Consent of Edward Fackenthal attached as 28 (j)(i)

(ii) Consent of ParenteBeard LLC attached as 28(j)(ii).

(k)	None

(l)	None

(m)	None

(n)	None

(o)	n/a

(p)	Ethics Code - is incorporated by reference to the N1a filing of January 16, 2001, being Amendment 26, as Exhibit O; its restatement is attached as 28(p)

Item 29.	Not applicable

Item 30.
Under the Company’s bylaws the Company with certain exceptions indemnifies its directors and officers against expenses incurred defending claims relative to Company business and the Company has the power to purchase and maintain liability insurance on behalf of the same individuals.

Item 31.
The business of HFS, Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087 is summarized under “Advisory Agreement” in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

Item 32.	Not applicable

Item 33.
Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 288 Lancaster Ave. Malvern, Pa., 19355 except records relating to the custody of the Company’s assets and the shareholder records which are maintained by First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 and Registrant’s articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company’s principal executive offices, 280 Abrahams Lane, Villanova, Pa., 19085.

Item 34.	Not applicable

Item 35.	Not applicable

NRM Investment Company
NRM INVESTMENT COMPANY

Power of Attorney

          I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on October 30, 2009.

/s/ Joseph Fabrizio
Joseph Fabrizio

NRM Investment Company
NRM INVESTMENT COMPANY

Power of Attorney

          I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on October 19, 2009.

/s/ Raymond H. Welsh
Raymond H. Welsh

NRM Investment Company
NRM INVESTMENT COMPANY

Power of Attorney

          I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on October  15, 2009.

/s/ George W. Connell
George W. Connell

NRM Investment Company
NRM INVESTMENT COMPANY

Power of Attorney

          I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on October  30, 2009.

/s/ Anthony B. Fisher
Anthony B. Fisher

NRM Investment Company

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rosemont, Pennsylvania on October 30, 2009.

NRM INVESTMENT COMPANY

By:	/s/ John H. McCoy
John H. McCoy
President

          Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following person in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John H. McCoy	President (Chief Executive Officer)	10/30/09
John H. McCoy

          The Post-Effective Amendment No. 35 has also been signed by John H. McCoy, Attorney-In-Fact, on behalf of the following directors on the Date indicated:

JOSEPH FABRIZIO
RAYMOND H. WELSH
GEORGE W. CONNELL	DATE 10/30/09
ANTHONY FISHER

NRM Investment Company

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
NRM Investment Company

          We have audited the accompanying statement of assets and liabilities of NRM Investment Company (the Fund), including the schedule of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NRM Investment Company as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Malvern, Pennsylvania
October 30, 2009

NRM Investment Company

August 31, 2009

NRM Investment Company

Statement of Assets and Liabilities
August 31, 2009

Assets

Investments at fair value (cost $12,686,656)	$10,718,664
Interest and dividends receivable	116,103
Prepaid expenses	583

Total Assets	10,835,350

Liabilities

Accrued expenses and other liabilities	38,602

Net Assets, Applicable to 3,518,431 Outstanding Shares, Equivalent to $3.07 a Share	$10,796,748

See notes to financial statements.
2

NRM Investment Company

Schedule of Investments
August 31, 2009

	Principal Amount or Shares	Fair Value
Municipal Bonds –58.6%

General Obligation Bonds – 10.0%

Pittsburgh, Pennsylvania, 5.00%, due 9/1/12, callable 3/1/12 at 100 (AMBAC)	250,000	$268,124
Philadelphia, Pennsylvania School District, 5.625%, due 8/1/15, callable 8/1/12 at 100 (FGIC)	300,000	337,311
Pittsburgh, Pennsylvania, Refunding, 5.25%, due 9/1/16	100,000	106,244
Puerto Rico, 5.50%, due 7/1/17	250,000	256,693
Will County, Illinois, 5.0%, due 11/15/24	100,000	104,934

Total General Obligation Bonds		1,073,306

Housing Finance Agency Bonds - 2.4%

California Housing Finance Agency, Home Mortgage, 10.25%, due 2/1/14, callable 2/1/99 at 100	30,000	30,261
Minnesota State Housing Finance Agency, Single-Family Mortgage, 5.95%, due 1/1/17, callable 1/1/07 at 101.50	25,000	25,030
Louisana LOC Government Environmental Facilities Community Development Authority, Multi-family Housing, 4.25%, due 4/15/39, put 4/15/16 at 100.00	200,000	199,992

Total Housing Finance Agency Bonds		255,283

Other Revenue Bonds – 46.2%

Parkland, Pennsylvania School District, 5.375%, due 9/1/15 (FGIC)	170,000	195,927
Montgomery County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/10	250,000	258,910
Allegheny County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/11 (MBIA)	100,000	106,818
Philadelphia, Pennsylvania Gas Works, 18th Series, 5.00%, due 8/1/11 (CIFG)	300,000	307,068

See Notes to financial statements
3

NRM Investment Company

Schedule of Investments (Continued)
August 31, 2009

	Principal Amount or Shares	Fair Value
Municipal Bonds – 58.6% (Continued)

Other Revenue Bonds – 46.2% (Continued)

Pennsylvania Infrastructure Investment Authority, 5.00%, due 9/1/12	500,000	556,035
Pennsylvania State Higher Educational Facilities Authority, 5.50%, prerefunded 1/01/16	350,000	395,759
Harrisburg, Pennsylvania Recovery Facilities, 5.00%, mandatory put 12/1/33	425,000	434,418
Philadelphia, Pennsylvania Wastewater, 5.00%, due 7/1/14	250,000	273,955
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/14, callable 12/1/08 at 101 (AMBAC)	170,000	172,380
St. Louis Missouri Municipal Finance Corporation, Leasehold Revenue (County Justice Center), 5.25%, due 2/15/15, callable 2/15/12 at 100 (AMBAC)	50,000	50,238
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/15, callable 12/1/08 at 101 (AMBAC)	150,000	152,220
Allegheny County Sanitation Authority, Sewer Revenue, 5.00%, due 12/1/23, callable 12/1/15 at 100	300,000	310,542
Allegheny County, Pennsylvania Higher Educational Building Authority, 5.50%, due 3/15/16, callable 6/15/12 at 100 (AMBAC)	150,000	166,008
Pennsylvania State Higher Educational Facilities Authority, 5.00%, due 6/15/16, callable 6/15/12 at 100 (AMBAC)	100,000	105,655
Philadelphia, Pennsylvania Gas Works, Fourth Series, 5.25%, due 8/1/16, callable 8/1/13 at 100	250,000	285,685
Chester County, Pennsylvania Health and Educational Authority (Devereux), 5.00%, due 11/1/18	405,000	404,951
Tobacco Settlement Financial Corporation, New Jersey, 5.00%, due 6/1/19 , callable 6/1/17 at 100	200,000	184,122
Pennsylvania State Higher Educational Facilities Authority (University of Pennsylvania Health System), 4.75%, due 8/15/22, callable 8/15/19 at 100	150,000	152,068
North Carolina Medical Care Community Mortgage Revenue (Chatham Hospital), 5.25%, due 8/1/26, callable 2/1/17 at 100 (MBIA)	250,000	236,013
Pennsylvania State Higher Educational Facilities Authority, 6.00%, due 1/15/31	200,000	204,678
Total Other Revenue Bonds		4,953,450

Total Municipal Bonds (Cost $6,207,989)		6,282,039

See Notes to financial statements
4

NRM Investment Company
Schedule of Investments (Continued)
August 31, 2009

	Principal Amount or Shares	Fair Value

Preferred Stocks – 33.9%

ABN Amro Capital Trust VI, 6.25%	20,000	200,000
Aegon NV , 6.50%	15,000	193,950
Aegon NV, 6.875%	10,000	135,500
Barclays Bank, PLC ADR	20,000	372,400
Deutsche Bank Contingent Cap Tr, 6.55%	15,000	291,000
Goldman Sachs Group, Inc. 1/1000 B	15,000	369,630
HSBC USA, Inc., 1/40 Series H	20,000	419,000
ING Groep NV, 7.05%	10,000	140,400
ING Groep NV, Perpetual Debt Security	6,000	78,779
Metlife, Inc., 6.50%	17,500	398,125
PNC Financial Group, 8.25% , Floating Rate	300,000	269,976
Prudential PLC, 6.50%	12,500	254,625
Royal Bank of Scotland Group PLC ADR Series R	10,000	91,100
Royal Bank of Scotland Group PLC ADR Series Q	20,000	200,400
Santander Financial SA, 6.41%	9,000	214,920

Total Preferred Stocks (Cost $5,242,320)		3,629,805

Common Stocks – 4.7%
General Electric Co.	15,000	208,500
US Bancorp	13,000	294,060

Total Common Stocks (Cost $383,240)		502,560

Real Estate Investment Trusts – 2.0%
Capital Trust, Inc. (Cost $765,147)	70,000	216,300

Short-Term Investments - at Cost Approximating Fair Value - .8%
Federated Pennsylvania Municipal Cash Trust #8 – (Cost $87,960)	87,960	87,960

Total Investments - 100% (Cost $12,686,656)		$10,718,664

See Notes to financial statements
5

NRM Investment Company

Statement of Operations
Period Ended August 31, 2009

Investment Income
Interest	$251,282
Dividends	379,960
631,242
Expenses

Investment advisory fees	30,123
Custodian fees	15,675
Transfer and dividend disbursing agent fees	1,375
Legal and professional fees	77,442
Directors’ fees	6,800
Insurance	1,400
Capital stock tax	9,057
Miscellaneous	2,950

Total Expenses	144,822

Net Investment Income	486,420

Realized and Unrealized Loss on Investments

Net realized loss from investment transactions	(985,094)
Net unrealized depreciation of investments	(684,194)

Net Realized and Unrealized Loss on Investments	(1,669,288)

Net Decrease in Net Assets Resulting from Operations	($1,182,868)

See Notes to financial statements
6

NRM Investment Company

Statements of Changes in Net Assets
Years Ended August 31, 2009 and 2008

	2009	2008

Increase in Net Assets from Operations

Net investment income	$486,420	$1,159,521
Net realized loss from investment transactions	(985,094)	(12,051)
Net unrealized depreciation of investments	(684,194)	(1,203,697)

Net Decrease in Net Assets Resulting from Operations	(1,182,868)	(56,227)

Distributions to Shareholders	(335,957)	(202,071)

Capital Share Transactions	(241,182)	35

Total Decrease in Net Assets	(1,760,007)	(258,263)

Net Assets - Beginning of Year	12,556,755	12,815,018

Net Assets - End of Year	$10,796,748	$12,556,755

See Notes to financial statements
7

NRM Investment Company

Financial Highlights
Years Ended August 31, 2009, 2008, 2007, 2006, and 2005

	2009	2008	2007	2006	2005

Per Share Data (for a share outstanding throughout the indicated year)
Net asset value, beginning of year	$3.480	$3.551	$3.938	$3.900	$3.931

Net investment income (loss)	.138	.321	(.131)	.110	.070

Net realized and unrealized gain (loss) on investments	(.454)	(.336)	(.088)	.059	.097

Total from Investment Operations	(.316)	(.015)	(.219)	.169	.167

Less distributions:
Dividends from capital gains	-	-	(.025)	(.021)	(.130)
Dividends from net tax-exempt income	(.045)	(.024)	(.064)	(.086)	(.061)
Dividends from net taxable income	(.050)	(.032)	(.079)	(.024)	(.007)

Total Distributions	(.095)	(.056)	(.168)	(.131)	(.198)

Net Asset Value, End of Year	$3.069	$3.480	$3.551	$3.938	$3.900

Total Return (Loss)	(9.20%)	(0.37%)	(5.79%)	4.40%	3.76%

Ratios/Supplemental Data

Net assets, end of year (in thousands)	$10,797	$12,557	$12,815	$14,209	$15,397

Ratio of expenses to average net assets	1.40%	1.33 *%	8.62%	1.05%	1.23%

Ratio of net investment income (loss) to average net assets	4.70%	9.23%	(3.43%)	2.77%	1.75%

Portfolio turnover rate	17.27%	9.27%	18.00%	88.85%	56.38%

* Excludes the recovery of  environmental claims and related costs.

See Notes to financial statements
8

NRM Investment Company
Notes to Financial Statements

August 31, 2009

Note 1 - Nature of Business and Significant Accounting Policies

Nature of Business

NRM Investment Company (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to maximize and distribute income and gains on a current basis. Its secondary objective is preservation of capital. The Fund generally invests in both bond and equity markets and is subject to the risks and uncertainty inherent therein. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Valuation of Investments

Investments in securities (other than debt securities maturing in 60 days or less) traded in the over-the-counter market, and listed securities for which no sale was reported on the last business day of the year, are valued based on prices furnished by a pricing service. This service determines the valuations using a matrix pricing system based on common bond features such as coupon rate, quality and expected maturity dates. Securities for which market quotations are not readily available are valued by the investment advisor under the supervision and responsibility of the Fund’s Board of Directors. Investments in securities that are traded on a national securities exchange are valued at the closing prices. Short-term investments are valued at amortized cost, which approximates fair value.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial and federal income tax purposes. Interest income is recorded on the accrual basis for both financial and income tax reporting. Dividend income is recognized on the ex-dividend date. In computing investment income, the Fund amortizes premiums over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Discounts are accreted over the life of the security.

Transactions with Shareholders

Fund shares are sold and redeemed at the net asset value. Transactions of these shares are recorded on the trade date. Dividends and distributions are recorded by the Fund on the ex-dividend date.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.

9

NRM Investment Company
Notes to Financial Statements

August 31, 2009

Note 1 - Nature of Business and Significant Accounting Policies - Continued Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Investment Advisor and Management Fees and Other Transactions with Affiliates

The Fund has an investment advisory agreement which provides that the Fund pays to the investment advisor, as compensation for services provided and expenses assumed, a fee at the annual rate of .30% of the Fund’s net asset value. The chief executive officer of the investment advisor is on the Board of Directors of the Fund. Furthermore, the Fund’s president and chairman of the Board owns 80.1% of the Fund’s outstanding shares as of August 31, 2009.

Note 3 - Cost, Purchases and Sales of Investment Securities

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $1,875,442 and $1,734,246, respectively, during the year ended August 31, 2009.

At August 31, 2009, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized depreciation of investment securities is $1,967,992 (aggregate gross unrealized appreciation of $293,238, less aggregate unrealized depreciation of ($2,261,230).

Note 4 – Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued guidance, now codified as FASB Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”. FASB ASC Topic 820 establishes a framework for measuring fair value and expands disclosures of fair value measurements in financial statements.

ASC 820-10 establishes a fair value hierarchy that proprirtizes the inputs to valuation methods used to measure fair value. The hierachy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of fair value hierarchy under ASC 820-10 are as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical unrestricted assets or liabilites.

Level 2- Quoted prices in markets that are not active, or inputs that are observable either directly or indirectly, for substantially the full term of the asset or liability.

Level 3- Prices or valuation techniques that require inputs that are both significant to fair value measurement and unobservable (i.e. support with little or no market value activity).

10

NRM Investment Company
Notes to Financial Statements

August 31, 2009

Note 4 – Fair Value Measurements - Continued

For financial assets measured at fair value on a recurring basis, the fair value measurement by the level within the fair value hierarchy used as at August 31, 2009 are as follows:

Description	Total	(Level 1- Quoted Prices in Active Markets for Identical Assets)	(Level 2 Significant Other Observable Inputs)	(Level 3 Significant Unobservable Inputs)
Municipal Bonds	$6,282,039	$-	$6,282,039	$-

Prefered Stocks	3,629,805	3,629,805		-

Common Stocks	502,560	502,560		-

Real Estate Investment Trusts	216,300	216,300		-

Temporary cash investments	87,960	87,960		-

Total	$10,718,664	$4,436,625	$6,282,039	$-

Note 5 - Environmental Liability

The Fund operated a steel processing factory between 1974 and 1979. During this period, it disposed of a relatively harmless chemical waste product consisting of a weak ferrous chloride solution. The independent transporters represented that its destination was at an approved site. Following various investigations beginning in the 1980’s and continuing to the present, the United States Environmental Protection Agency (EPA) determined that property on Broad Street in Doylestown, Pa. was used as an unapproved disposal site for many hazardous chemicals. In March 2008, it designated the site, called Chem-Fab, a National Priority “Super Fund” site requiring environmental remediation. Among the chemicals supposedly deposited there was ferrous chloride. Operations at Chem-Fab included ferrous chloride of greater strength than the Fund’s waste product. The EPA, supported by what it deems to be relevant documents and a witness statement, determined that the Fund and three others were responsible parties for disposal at Chem-Fab, and pursuant to statutory authorization, invited the four to participate in investigation and remediation. The expected cleanup cost for the site is uncertain but has been estimated at $5,000,000.

The Fund believes the EPA evidence of the Fund’s connection with the Chem-Fab site is weak and that any ferrous chloride of the kind the Fund produced and that may have been taken there caused no environmental harm. Based thereon, the Fund’s board of directors declined the invitation to remediate. On July 10, 2009, EPA acknowledged the refusal (as well as the refusals of the other three), indicating it would conduct an investigation and remediation study without outside participation.

11

NRM Investment Company
Notes to Financial Statements

August 31, 2009

Note 5 - Environmental Liability – Continued

The EPA, if it persists in its position that the Fund was in any way responsible, may bring formal action for reimbursement. Although the Fund will defend vigorously any such action that might be brought, counsel, at this early stage of the investigation, is unable to evaluate the risk other than to say it is serious and for the indefinite future should be regarded as material.

Note 6 - Transactions in Capital Stock and Components of Net Assets

Transactions in fund shares were as follows:

	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Amount	Shares	Amount
Shares issued	—	$—	—	$—
Shares issued in reinvestment of dividends	9	25	15	54
Shares redeemed	(90,003)	($241,207)	(6)	(19)

Net (Decrease) Increase	(89,994)	($241,182)	9	$35

          The components of net assets are as follows:

	August 31, 2009	August 31, 2008

Capital shares, par value $.01 per share, 3,518,431 shares and 3,608,425 shares issued and outstanding at August 31, 2009 and August 31, 2008 (10,000,000 full and fractional shares authorized); and capital paid-in	$13,758,424	$13,999,606

Net realized loss on sale of investments*	(997,145)	(12,051)
Unrealized depreciation of investments	(1,967,992)	(1,283,798)
Undistributed net investment income	3,461	104,514
Overdistributed net investment income**	-	(251,516)
Net Assets	$10,796,748	$12,556,755

*	Realized losses are the same for federal income tax purposes. Realized losses can be carried forward until the year ended August 31, 2016 ($12,051) and August 31, 2017 ($985,094).
**
For federal income tax purposes, there was $110,719 of undistributed net investment income as of August 31, 2008. The book/tax difference arises from amounts reserved for environmental litigation and not deducted for federal income tax purposes.

12

NRM Investment Company
Notes to Financial Statements

August 31, 2009

Note 7 - Distributions to Shareholders

The tax character of distributions paid are as follows during the years ended August 31:

	2009	2008
Distributions paid from:
Tax-exempt interest and dividends	$166,097	$87,805
Taxable qualified dividends	168,506	114,266
Taxable ordinary dividends	1,354	-
Long-term capital gains	-	-
	$335,957	$202,071

Note 8 – Subsequent Events

The FASB issued guidance now codified as FASB ASC Topic 855, “Subsequent Events”. Under FASB ASC Topic 855, the Fund is required to evaluate the events and transactions that occur after the balance sheet date but before the date the financial statements are issued, or available to be issued in the case of non-public entities. FASB ASC Topic 855 requires entities to recognize in the financial statements the effect of all events or transactions that provide additional evidence of conditions that existed at the balance sheet date including the estimates inherent in the financial preparation process. Entities shall not recognize the impact of events or transactions that provide evidence about conditions that did not exists at the balance sheet date but arose after that date. FASB ASC Topic 855 also requires entities to disclose the date through which subsequent events have been evaluated. FASB ASC Topic 855 was effective for interim and annual reporting periods ending after June 15, 2009. The Fund adopted the provisions of FASB ASC Topic 855 for the twelve months ended August 31, 2009. Management has reviewed events occurring through October 30, 2009 the date the financial statements were issued, and has concluded that no additional subsequent events have occurred requiring accrual or disclosure.

13

Part C

EXHIBIT INDEX

Exhibit/Item

(1) Item 23
(a)

	(i)	Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(1)

	(ii)	Amendment to Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(2)

	(iii)	Amendment to Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(3)

(b)

	(i)	By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(1)

	(ii)	Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(2)

	(iii)	Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(3)

	(iv)	Amendment to By-Laws of December 15, 2005 incorporated by reference to the N1a filing of August 31, 2006, being Amendment 32, as Exhibit 23(b)(4)

(c)	None

(d)	Investment Advisory Agreement dated December 15, 2005 incorporated by reference as Exhibit 23(d)(1) to the N1a filing of August 31, 2006. Restatement attached as 23(d)(2).

(e)	Not applicable

(f)	Not applicable

(g)	Custodian Agreement, dated March 9, 2000 is are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(g)(1).

(h)	Administration Agreement is incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(h)(i)

(i)	Opinion of Counsel, attached as 23(i)

(j)

(i) Consent of Edward Fackenthal attached as 23(j)(i)

(ii) Consent of ParenteBeard LLC attached as 23(j)(ii).

(k)	None

(l)	None

(m)	None

(n)	None

(o)	Ethics code incorporated by reference to the N1a filing of August 31, 2002, being Amendment 28, as Exhibit 23(o). Restatement attached as 23(p).

(2)	Item 29. None

(3)	Item 30. The indemnity provisions are set forth in section 5 of Ex. 23 (b) 1.

(4)
Item 31. The business of HFS, Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087 is summarized under “Advisory Agreement” in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

(5)	Item 32. Not applicable

(6)
Item 33. Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 288 Lancaster Ave., Malvern, Pa. 19355, except records relating to the custody of the Company’s assets and the shareholder records, which are maintained by First National Trust Company, 551 Main Street, Johnstown, Pa., 15907. Registrant’s articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company’s principal executive offices, Conestoga Road, Rosemont, Pennsylvania, 19010.

(7)	Item 34. Not applicable

(8)	Item 35. Not applicable